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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported)   February 1, 2001
                                                  ------------------------------


                                  ADAPTEC, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-15071                   94-2748530
-----------------------------       --------------          --------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)           Identification No.)



       691 S. Milpitas Blvd.
       Milpitas, California                                          94035
----------------------------------------                    --------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (408) 945-8600
                                                   -----------------------------





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Item 5:   OTHER EVENTS

          ADOPTION OF AMENDED AND RESTATED STOCKHOLDER RIGHTS PLAN.

          On February 1, 2001, Adaptec, Inc. (the "Company") entered into a Third Amended and Restated Rights Agreement of such date (the "Third Amended Rights Agreement") with Mellon Investor Services LLC, as Rights Agent (the "Rights Agent"). The Third Amended Rights Agreement amends and restates the Second Amended and Restated Rights Agreement dated as of December 5, 1996, as amended. The Company's Board of Directors approved the entry into the Third Amended Rights Agreement on February 1, 2001.

          The Third Amended Rights Agreement was adopted in the normal course of updating the Rights Agreement, principally to reflect recent judicial developments regarding stockholder rights plans. The amendments include removal of the "continuing director" and "permitted offer" provisions and the elimination of the ability to redeem the rights during the ten day period following the acquisition by any person of a 20% interest in the Company.

          A copy of the Third Amended Rights Agreement is attached hereto as
Exhibit 4.1 and is incorporated by reference herein. A summary of the Third Amended Rights Agreement is included as Exhibit C thereto.







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Item 7:   FINANCIAL STATEMENTS AND EXHIBITS.


          (c)   EXHIBITS

                4.1 Third Amended and Restated Rights Agreement dated February 1, 2001 between the Company and Mellon Investor Services LLC, as Rights Agent, which includes as EXHIBIT A the form of Certificate of Determination of Rights, Preferences and Privileges of Series A Participating Preferred Stock, as EXHIBIT B the Form of Rights Certificate and as EXHIBIT C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A/A, Amendment No. 5 filed with the Securities and Exchange Commission on March 20, 2001.)





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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2001

                                      ADAPTEC, INC.



                                      By: /s/ Robert L. Schultz, Jr.
                                         --------------------------------
                                         Robert L. Schultz, Jr.
                                         Chief Operating Officer




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                                  EXHIBIT INDEX


EXHIBIT


4.1 Third Amended and Restated Rights Agreement dated February 1, 2001, between the Company and Mellon Investor Services LLC, as Rights Agent, which includes as EXHIBIT A the form of Certificate of Determination of Rights, Preferences and Privileges of Series A Participating Preferred Stock, as EXHIBIT B the Form of Rights Certificate and as EXHIBIT C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A/A, Amendment No. 5 filed with the Securities and Exchange Commission on March 20, 2001.)